MERRILL LYNCH
AMERICAS INCOME
FUND, INC.




FUND LOGO




Annual Report

December 31, 1999




The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Important Tax
Information


Of the ordinary income distributions paid monthly by Merrill Lynch Americas Income Fund, Inc. during the taxable year ended December 31, 1999, 96.49% represents income from foreign sources. There were no foreign taxes associated with this income. Additionally, there were no long-term capital gains distributions paid during the year.

Please retain this information for your records.



Merrill Lynch Americas Income Fund, Inc., December 31, 1999


DEAR SHAREHOLDER

Fiscal Year in Review
The emerging markets investment environment at the end of 1999 was one of optimism, with asset prices consolidating after a strong 20% rally from the summer lows in mid-August. For the fiscal year ended December 31, 1999, Merrill Lynch Americas Income Fund, Inc.'s Class A, Class B, Class C, and Class D Shares had total returns of +23.12%, +22.20%, +21.94% and +22.87%, respectively. (Results shown do not reflect sales charges; results shown would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.) The performance of the Fund benefited from the tightening of sovereign yield spreads, which generally lifted emerging market bonds. The benchmark Index, the unmanaged J.P. Morgan Emerging Markets Bond Latin (EMBI-Latin) Index, tightened by 374 basis points (3.74%) during the year to close the period 722 basispoints over US Treasury issues, and posted a gain of +22.42% for the year.

The Fund also benefited from being fully invested most of the year, and by our actively managing the country allocations in the portfolio. For example, Brazil was underweighted prior to the January 1999 devaluation of the real, but it became our top overweighted position during most of the next ten months. Argentina was our main underweighted position after US interest rates began their ascent, and we eliminated our exposure to Ecuador altogether by March, in anticipation of that country's default.


Economic Environment
Since our last shareholder report, further evidence of an improvement in economic fundamentals continues to accumulate. Brazil has delivered better-than-expected revenue collection and fiscal deficit numbers. Its currency has seen a moderate appreciation and its congress has adopted a friendlier stance toward government fiscal reforms. Another example is Mexico, where its economic activity is surging. Inflation is coming in lower than expected and the peso has strengthened, reflecting record high foreign direct investment inflows and Mexico's rapid integration with the US economy via border assembly plants and manufactured exports.

The doubling of oil prices from their February 1999 lows has also benefited many countries' external payments situation and government finances, in particular Mexico and Venezuela. Other commodities relevant to emerging countries are on the upswing as well. Furthermore, market technicals in emerging markets' bonds remain favorable.

Despite the recent rally, emerging market bonds are still out of favor as an asset class. Trading volumes and brokerage houses' bond inventories are a fraction of year ago levels, and high spreads have discouraged potential supply of new securities from sovereigns and corporates. From a shorter-term perspective, emerging markets' prices began their upward move in the summer of 1999, after investors priced in the likelihood of at least one, if not several, Federal Reserve Board interest rate increases. Contributing to the upward momentum, Brazil, Mexico and Argentina launched successful Brady bonds repurchases, an unmistakable sign that asset prices were excessively inexpensive in relation to supply and demand conditions and underlying fundamentals.

Going forward, emerging markets' returns will continue to be influenced by the course of US interest rates, despite short-term complacency. Higher US and international interest rates may delay emerging markets' economic recovery and limit their access to international capital markets. In addition, emerging markets are just as vulnerable to tight liquidity episodes that lead to widening of yield spreads in fixed-income markets in general.

Other dimensions of the external environment may be turning more favorable, particularly the pickup in economic activity in Asia (excluding Japan) and in Europe, which could translate into higher commodity prices and increased demand for emerging market exports. Individual country risks, always present in this asset class, seemed to have abated in the short term. However, in Argentina we remain concerned about the new presidential administration's ability to reduce the fiscal deficit and potential external borrowing constraints during the year 2000. We believe the EMBI-Latin Index yield spread over Treasury issues is likely to remain in a narrow range.


Portfolio Matters
Although market momentum remains on the upside, the Fund's net asset value gains are likely to be modest in the short term, with most of the returns coming from coupons or monthly distributions. In terms of portfolio allocations, we expect to remain fully invested. In the Latin American sector, we favor Brazil because of the deepening of its fiscal reform. We also favor Venezuela because of its strong oil prices and because we expect that the reform of its institutional framework will prove of long-term benefit. We continue to underweight our position in Argentina, as we monitor progress on the issues we discussed.


In Conclusion
We appreciate your ongoing investment in Merrill Lynch Americas
Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and Portfolio Manager


February 9, 2000



To reduce shareholder expenses, Merrill Lynch Americas Income Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Officers and
Directors

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary



Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch
Americas Income Fund, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





Merrill Lynch Americas Income Fund, Inc., December 31, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index. Beginning and ending values are:

                                             10/21/94**        12/99

ML Americas Income Fund, Inc.++--
Class A Shares*                              $ 9,600         $12,472

ML Americas Income Fund, Inc.++--
Class C Shares*                              $10,000         $12,409

JP Morgan Latin Brady Bond
Index++++                                    $10,000         $20,000



A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index. Beginning and ending values are:

                                             10/21/94**        12/99

ML Americas Income Fund, Inc.++--
Class B Shares*                              $10,000         $12,394

ML Americas Income Fund, Inc.++--
Class D Shares*                              $ 9,600         $12,279

JP Morgan Latin Brady Bond
Index++++                                    $10,000         $20,234


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Americas Income Fund, Inc. invests primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).
++++This unmanaged Index is comprised of dollar-denominated restructured sovereign bonds, the securities created through the restructuring of commercial bank debt. It includes a large percentage of Brady bonds.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       +23.12%        +18.20%
Five Years Ended 12/31/99                 + 6.34         + 5.47
Inception (10/21/94) through 12/31/99     + 5.17         + 4.34

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/99                       +22.20%        +18.20%
Five Years Ended 12/31/99                 + 5.57         + 5.57
Inception (8/27/93) through 12/31/99      + 3.44         + 3.44

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                       +21.94%        +20.94%
Five Years Ended 12/31/99                 + 5.50         + 5.50
Inception (10/21/94) through 12/31/99     + 4.24         + 4.24

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       +22.87%        +17.96%
Five Years Ended 12/31/99                 + 6.09         + 5.23
Inception (8/27/93) through 12/31/99      + 3.96         + 3.29


 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Americas Income Fund, Inc., December 31, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                   3 Month        12 Month   Since Inception      Standardized
As of December 31, 1999                          Total Return   Total Return   Total Return       30-Day Yield
ML Americas Income Fund Class A Shares              +10.14%         +23.12%       +29.92%            8.89%
ML Americas Income Fund Class B Shares              +10.12          +22.20        +23.94             8.47
ML Americas Income Fund Class C Shares              + 9.93          +21.94        +24.09             8.42
ML Americas Income Fund Class D Shares              +10.09          +22.87        +27.91             8.65

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's since inception periods are from 10/21/94 for Class A & Class
 C Shares and from 8/27/93 for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                                                               Interest    Maturity              Percent of
COUNTRY        Industry        Face Amount             Bonds                     Rate        Date       Value    Net Assets
Argentina      Industrials    US$ 1,800,000   Perez Companc SA                   8.125%    7/15/2007  $  1,564,153     4.9%

               Sovereign          1,875,000   Republic of Argentina              9.75      9/19/2027     1,696,875     5.3
               Government
               Obligations

               Telecommuni-       1,750,000   Telefonica de Argentina SA         9.125     5/07/2008     1,518,125     4.7
               cations
                                              Total Bonds in Argentina (Cost--$4,485,112)                4,779,153    14.9

Brazil         Media--            1,800,000   Globo Comunicacoes e
               Communications                 Participacoes, Ltd.               10.50     12/20/2006     1,539,000     4.8

               Metals             1,850,000   CSN Iron SA                        9.125     6/01/2007     1,542,530     4.8

               Sovereign            175,000   Republic of Brazil                 9.375     4/07/2008       155,750     0.5
               Government           150,000   Republic of Brazil                10.125     5/15/2027       128,700     0.4
               Obligations                                                                            ------------   ------
                                                                                                           284,450     0.9
               Utilities--        1,540,000   Centrais Electricas
               Electric                       Brasileiras SA                    10.00      7/06/2004     1,528,450     4.7
                                  1,600,000   Companie Paranaense
                                              de Energia                         9.75      5/02/2005     1,536,000     4.8
                                                                                                      ------------   ------
                                                                                                         3,064,450     9.5

                                              Total Bonds in Brazil (Cost--$5,661,913)                   6,430,430    20.0

Mexico         Broadcasting--     1,470,000   Grupo Televisa SA                 11.875     5/15/2006     1,572,900     4.9
               Radio &
               Television

               Industrials        1,575,000   Petroleos Mexicanos                9.50      9/15/2027     1,539,563     4.8

               Paper              1,400,000   Grupo Industrial Durango (a)      12.625     8/01/2003     1,393,000     4.4

               Sovereign            700,000   United Mexican States             11.50      5/15/2026       834,750     2.6
               Government
               Obligations
                                              Total Bonds in Mexico (Cost--$5,105,601)                   5,340,213    16.7

Panama         Sovereign            630,000   Republic of Panama                 8.875     9/30/2027       529,200     1.7
               Government
               Obligations

                                              Total Bonds in Panama (Cost--$573,300)                       529,200     1.7

Venezuela      Sovereign            575,000   Republic of Venezuela             13.625     8/15/2018       517,500     1.6
               Government         2,250,000   Republic of Venezuela              9.25      9/15/2027     1,485,000     4.6
               Obligations

                                              Total Bonds in Venezuela (Cost--$1,855,985)                2,002,500     6.2

                                              Total Investments in Bonds (Cost--$17,681,911)            19,081,496    59.5

                                                    Brady Bonds*

Argentina      Sovereign            600,000   Republic of Argentina,
               Government                     Discount (b)                       6.875     3/31/2023       478,500     1.5
               Obligations        1,100,000   Republic of Argentina,
                                              Par 'L'                            6.00      3/31/2023       723,250     2.2

                                              Total Brady Bonds in Argentina (Cost--$1,180,365)          1,201,750     3.7

Brazil         Sovereign          4,549,538   Republic of Brazil 'C'             8.00      4/15/2014     3,395,092    10.6
               Government           750,000   Republic of Brazil,
               Obligations                    Discount (b)                       6.938     4/15/2024       569,062     1.8
                                  1,363,000   Republic of Brazil 'EI' (b)        6.938     4/15/2006     1,195,215     3.7
                                  1,175,000   Republic of Brazil NMB (b)         7.00      4/15/2009       956,156     3.0

                                              Total Brady Bonds in Brazil (Cost--$5,218,603)             6,115,525    19.1

Mexico         Sovereign          2,400,000   United Mexican States 'W-A'        6.25     12/31/2019     1,890,000     5.9
               Government
               Obligations

                                              Total Brady Bonds in Mexico (Cost--$1,767,978)             1,890,000     5.9

Panama         Sovereign            175,000   Republic of Panama, Interest
               Government                     Reduction Bonds (b)                4.25      7/17/2014       135,406     0.4
               Obligations

                                              Total Brady Bonds in Panama (Cost--$125,765)                 135,406     0.4



Merrill Lynch Americas Income Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                                                                Interest    Maturity            Percent of
COUNTRY        Industry         Face Amount            Brady Bonds*               Rate        Date     Value    Net Assets
Peru           Sovereign      US$ 1,020,000   Republic of Peru, Front-Loaded
               Government                     Interest Rate Reduction
               Obligations                    Bonds (b)                          3.75 %    3/07/2017   $   629,850     2.0%
                                    800,000   Republic of Peru, Past Due
                                              Interest (b)                       4.50      3/07/2017       546,000     1.7

                                              Total Brady Bonds in Peru (Cost--$1,058,682)               1,175,850     3.7

Venezuela      Sovereign          1,333,325   Republic of Venezuela DCB (b)      7.00     12/18/2007     1,039,994     3.2
               Government           535,710   Republic of Venezuela,
               Obligations                    Front-Loaded Interest Rate
                                              Reduction Bonds 'B' (b)            6.875     3/31/2007       421,872     1.3

                                              Total Brady Bonds in Venezuela (Cost--$1,297,550)          1,461,866     4.5

                                              Total Investments in Brady Bonds (Cost--$10,648,943)      11,980,397    37.3

                                                     Short-Term Securities

United States  Commercial           281,000   General Motors Acceptance Corp.    5.00      1/03/2000       281,000     0.9
               Paper**
                                              Total Investments in Short-Term Securities
                                              (Cost--$281,000)                                             281,000     0.9

               Total Investments (Cost--$28,611,854)                                                    31,342,893    97.7

               Other Assets Less Liabilities                                                               751,810     2.3
                                                                                                      ------------   ------
               Net Assets                                                                             $ 32,094,703   100.0%
                                                                                                      ============   ======



              *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
             **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Fund.
            (a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (b)Floating rate note.

               See Notes to Financial Statements.



STATEMENT OF ASSETS ANDLIABILITIES
                    As of December 31, 1999
Assets:             Investments, at value (identified cost--$28,611,854)                                    $ 31,342,893
                    Cash                                                                                             175
                    Receivables:
                      Interest                                                             $    749,494
                      Securities sold                                                           470,207
                      Capital shares sold                                                        10,281        1,229,982
                                                                                           ------------
                    Prepaid registration fees                                                                     45,803
                                                                                                            ------------
                    Total assets                                                                              32,618,853
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                 227,147
                      Capital shares redeemed                                                   169,370
                      Investment adviser                                                         18,736
                      Distributor                                                                18,640          433,893
                                                                                           ------------
                    Accrued expenses                                                                              90,257
                                                                                                            ------------
                    Total liabilities                                                                            524,150
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 32,094,703
                                                                                                            ============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $     27,700
                    Class B Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            387,388
                    Class C Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             17,737
                    Class D Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             81,070
                    Paid-in capital in excess of par                                                          65,660,880
                    Accumulated capital losses on investments--net                                           (33,934,669)
                    Accumulated distributions in excess of capital gains
                    on investments--net                                                                       (2,876,442)
                    Unrealized appreciation on investments--net                                                2,731,039
                                                                                                            ------------
                    Net assets                                                                              $ 32,094,703
                                                                                                            ============
Net Asset           Class A--Based on net assets of $1,733,951 and 276,996
Value:                       shares outstanding                                                             $       6.26
                                                                                                            ============
                    Class B--Based on net assets of $24,193,325 and 3,873,875
                             shares outstanding                                                             $       6.25
                                                                                                            ============
                    Class C--Based on net assets of $1,107,618 and 177,369
                             shares outstanding                                                             $       6.24
                                                                                                            ============
                    Class D--Based on net assets of $5,059,809 and 810,699
                             shares outstanding                                                             $       6.24
                                                                                                            ============

                    See Notes to Financial Statements.

Merrill Lynch Americas Income Fund, Inc., December 31, 1999


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1999
Investment Income:  Interest and discount earned                                                            $  3,734,978

Expenses:           Investment advisory fees                                               $    213,517
                    Account maintenance and distribution fees--Class B                          204,856
                    Accounting services                                                          98,374
                    Professional fees                                                            78,676
                    Printing and shareholder reports                                             70,624
                    Registration fees                                                            57,121
                    Transfer agent fees--Class B                                                 50,805
                    Directors' fees and expenses                                                 45,002
                    Custodian fees                                                               32,492
                    Account maintenance fees--Class D                                            13,051
                    Account maintenance and distribution fees--Class C                           10,275
                    Transfer agent fees--Class D                                                  7,934
                    Transfer agent fees--Class A                                                  2,693
                    Transfer agent fees--Class C                                                  2,495
                    Pricing fees                                                                    985
                    Other                                                                         4,638
                                                                                           ------------
                    Total expenses                                                                               893,538
                                                                                                            ------------
                    Investment income--net                                                                     2,841,440
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,021,167)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         5,160,451
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,980,724
                                                                                                            ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
                                                                                                    December 31,
                    Increase (Decrease) in Net Assets:                                          1999            1998
Operations:         Investment income--net                                                 $  2,841,440     $  6,501,860
                    Realized loss on investments and foreign currency
                    transactions--net                                                        (1,021,167)     (33,355,834)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        5,160,451       (2,495,358)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           6,980,724      (29,349,332)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                  (154,183)        (326,017)
                      Class B                                                                (2,147,225)      (4,624,675)
                      Class C                                                                  (100,010)        (240,731)
                      Class D                                                                  (440,022)        (868,105)
                    Return of capital--net:
                      Class A                                                                        --          (23,798)
                      Class B                                                                        --         (337,591)
                      Class C                                                                        --          (17,573)
                      Class D                                                                        --          (63,370)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                (2,841,440)      (6,501,860)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                      (15,452,808)     (20,604,040)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (11,313,524)     (56,455,232)
                    Beginning of year                                                        43,408,227       99,863,459
                                                                                           ------------     ------------
                    End of year                                                            $ 32,094,703     $ 43,408,227
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS
                                                                                         Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                        For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                               1999       1998       1997      1996++      1995
Per Share           Net asset value, beginning of year             $   5.54   $   9.60   $  11.36   $   9.70    $   8.51
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .51        .76        .72        .97         .94
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                   .72      (4.06)      (.54)      2.14        1.19
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.23      (3.30)       .18       3.11        2.13
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.51)      (.71)      (.72)     (1.00)       (.94)
                      In excess of investment income--net                --         --         --       (.13)         --
                      Return of capital--net                             --       (.05)        --         --          --
                      Realized gain on investments--net                  --         --       (.93)      (.32)         --
                      In excess of realized gain on
                      investments--net                                   --         --       (.29)        --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.51)      (.76)     (1.94)     (1.45)       (.94)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $   6.26   $   5.54   $   9.60   $  11.36    $   9.70
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               23.12%    (36.18%)     1.74%     33.64%      27.27%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses, excluding interest expense              1.85%      1.70%      1.38%      1.05%       1.20%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          1.85%      2.66%      1.48%      1.32%       1.36%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            8.72%      9.59%      6.31%      8.97%      11.25%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $  1,734   $  1,988   $  4,842   $ 28,136    $  1,165
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              164.23%    618.06%    942.74%    420.35%     127.17%
                                                                   ========   ========   ========   ========    ========

Leverage:           Amount of reverse repurchase
                    agreements outstanding, end of year
                    (in thousands)                                       --         --         --   $ 22,350    $ 10,265
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                                  --   $ 14,306   $  3,185   $  8,277    $  2,640
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                             --   $   1.56   $    .20   $    .48    $    .20
                                                                   ========   ========   ========   ========    ========

                                                                                           Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                               1999       1998       1997      1996++      1995
Per Share           Net asset value, beginning of year             $   5.53   $   9.57   $  11.31   $   9.65    $   8.48
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .46        .70        .63        .88         .88
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                   .72      (4.04)      (.52)      2.15        1.17
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.18      (3.34)       .11       3.03        2.05
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.46)      (.65)      (.63)      (.93)       (.88)
                      In excess of investment income--net                --         --         --       (.12)         --
                      Return of capital--net                             --       (.05)        --         --          --
                      Realized gain on investments--net                  --         --       (.93)      (.32)         --
                      In excess of realized gain on
                      investments--net                                   --         --       (.29)        --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.46)      (.70)     (1.85)     (1.37)       (.88)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $   6.25   $   5.53   $   9.57   $  11.31    $   9.65
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               22.20%    (36.60%)     1.12%     32.75%      26.10%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses, excluding interest expense              2.63%      2.21%      2.16%      1.83%       1.97%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          2.63%      3.47%      2.26%      2.10%       2.13%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            7.86%      8.93%      5.76%      8.36%      10.40%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 24,193   $ 33,374   $ 78,733   $160,204    $103,465
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              164.23%    618.06%    942.74%    420.35%     127.17%
                                                                   ========   ========   ========   ========    ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of year
                    (in thousands)                                       --         --         --   $ 22,350    $ 10,265
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                                  --   $ 14,306   $  3,185   $  8,277    $  2,640
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                             --   $   1.56   $    .20   $    .48    $    .20
                                                                   ========   ========   ========   ========    ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                               1999       1998       1997      1996++      1995
Per Share           Net asset value, beginning of year             $   5.53   $   9.57   $  11.31   $   9.65    $   8.47
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .46        .69        .63        .87         .87
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                   .71      (4.04)      (.52)      2.15        1.18
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.17      (3.35)       .11       3.02        2.05
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.46)      (.64)      (.63)      (.92)       (.87)
                      In excess of investment income--net                --         --         --       (.12)         --
                      Return of capital--net                             --       (.05)        --         --          --
                      Realized gain on investments--net                  --         --       (.93)      (.32)         --
                      In excess of realized gain on
                      investments--net                                   --         --       (.29)        --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.46)      (.69)     (1.85)     (1.36)       (.87)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $   6.24   $   5.53   $   9.57   $  11.31    $   9.65
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               21.94%    (36.64%)     1.06%     32.66%      26.18%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses, excluding interest expense              2.68%      2.25%      2.23%      1.90%       2.05%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          2.68%      3.52%      2.33%      2.17%       2.19%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            7.79%      8.85%      5.64%      8.17%      10.23%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $  1,108   $  1,730   $  4,222   $ 11,436    $  1,396
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              164.23%    618.06%    942.74%    420.35%     127.17%
                                                                   ========   ========   ========   ========    ========

Leverage:           Amount of reverse repurchase
                    agreements outstanding, end of year
                    (in thousands)                                       --         --         --   $ 22,350    $ 10,265
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                                  --   $ 14,306   $  3,185   $  8,277    $  2,640
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                             --   $   1.56   $    .20   $    .48    $    .20
                                                                   ========   ========   ========   ========    ========

                                                                                            Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                               1999       1998       1997      1996++      1995
Per Share           Net asset value, beginning of year             $   5.52   $   9.57   $  11.31   $   9.65    $   8.48
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .49        .74        .69        .95         .92
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                   .72      (4.05)      (.52)      2.13        1.17
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.21      (3.31)       .17       3.08        2.09
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.49)      (.69)      (.69)      (.97)       (.92)
                      In excess of investment income--net                --         --         --       (.13)         --
                      Return of capital--net                             --       (.05)        --         --          --
                      Realized gain on investments--net                  --         --       (.93)      (.32)         --
                      In excess of realized gain on
                      investments--net                                   --         --       (.29)        --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.49)      (.74)     (1.91)     (1.42)       (.92)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $   6.24   $   5.52   $   9.57   $  11.31    $   9.65
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               22.87%    (36.37%)     1.65%     33.44%      26.75%
Return:*                                                           ========   ========   ========   ========    ========

Ratios to Average   Expenses, excluding interest expense              2.09%      1.84%      1.63%      1.31%       1.44%
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                          2.09%      2.88%      1.73%      1.58%       1.60%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            8.43%      9.51%      6.30%      8.92%      10.85%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $  5,060   $  6,316   $ 12,066   $ 18,402    $ 14,169
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              164.23%    618.06%    942.74%    420.35%     127.17%
                                                                   ========   ========   ========   ========    ========

Leverage:           Amount of reverse repurchase
                    agreements outstanding, end of year
                    (in thousands)                                       --         --         --   $ 22,350    $ 10,265
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    year (in thousands)                                  --   $ 14,306   $  3,185   $  8,277    $  2,640
                                                                   ========   ========   ========   ========    ========
                    Average amount of reverse repurchase
                    agreements per share during
                    the year                                             --   $   1.56   $    .20   $    .48    $    .20
                                                                   ========   ========   ========   ========    ========



                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Americas Income Fund, Inc., December 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. A portion of the net investment income dividends paid by the Fund for the year ended December 31, 1998 is characterized as a return of capital.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock ex-ceeds the market value of the securities in the segregated account.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                        Account
                   Maintenance       Distribution
                       Fee                Fee

Class B               .25%               .50%
Class C               .25%               .55%
Class D               .25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorported ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                               MLFD        MLPF&S

Class D                        $282        $2,476

For the year ended December 31, 1999, MLPF&S received contingent deferred sales charges of $89,552 and $2,868 relating to transactions in Class B and Class C Shares, respectively.

For the year ended December 31, 1999, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $568 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFD, FDS, and/or ML & Co.


Merrill Lynch Americas Income Fund, Inc., December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $56,105,837 and $71,156,394, respectively.

Net realized losses for the year ended December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (1,021,167)  $  2,731,039
                                 ------------   ------------
Total                            $ (1,021,167)  $  2,731,039
                                 ============   ============

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,582,458, of which $2,726,012 related to appreciated securities and $143,554 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $28,760,435.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $15,452,808 and $20,604,040 for the years ended December 31, 1999 and December 31, 1998, respectively.

Transactions in shares of capital were as follows:

Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           305,804   $  1,763,062
Shares issued to shareholders
in reinvestment of dividends            9,817         57,367
                                 ------------   ------------
Total issued                          315,621      1,820,429
Shares redeemed                      (397,546)    (2,259,561)
                                 ------------   ------------
Net decrease                          (81,925)  $   (439,132)
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           637,752   $  4,323,664
Shares issued to shareholders
in reinvestment of dividends           25,916        212,222
                                 ------------   ------------
Total issued                          663,668      4,535,886
Shares redeemed                      (809,108)    (5,986,803)
                                 ------------   ------------
Net decrease                         (145,440)  $ (1,450,917)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           373,504   $  2,128,323
Shares issued to shareholders
in reinvestment of dividends          156,191        910,646
                                 ------------   ------------
Total issued                          529,695      3,038,969
Automatic conversion of shares        (18,360)      (108,152)
Shares redeemed                    (2,676,890)   (15,299,662)
                                 ------------   ------------
Net decrease                       (2,165,555)  $(12,368,845)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                         1,507,682   $  9,930,127
Shares issued to shareholders
in reinvestment of dividends          277,781      2,120,932
                                 ------------   ------------
Total issued                        1,785,463     12,051,059
Automatic conversion of shares        (19,336)      (160,511)
Shares redeemed                    (3,952,202)   (29,827,935)
                                 ------------   ------------
Net decrease                       (2,186,075)  $(17,937,387)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            21,499   $    128,261
Shares issued to shareholders
in reinvestment of dividends            5,862         34,056
                                 ------------   ------------
Total issued                           27,361        162,317
Shares redeemed                      (163,041)      (927,276)
                                 ------------   ------------
Net decrease                         (135,680)  $   (764,959)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           122,254   $    792,384
Shares issued to shareholders
in reinvestment of dividends           14,160        108,908
                                 ------------   ------------
Total issued                          136,414        901,292
Shares redeemed                      (264,464)    (2,036,673)
                                 ------------   ------------
Net decrease                         (128,050)  $ (1,135,381)
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            63,666   $    373,262
Automatic conversion of shares         18,373        108,152
Shares issued to shareholders
in reinvestment of dividends           29,171        170,232
                                 ------------   ------------
Total issued                          111,210        651,646
Shares redeemed                      (444,234)    (2,531,518)
                                 ------------   ------------
Net decrease                         (333,024)  $ (1,879,872)
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           530,485   $  4,307,175
Automatic conversion of shares         19,190        160,511
Shares issued to shareholders
in reinvestment of dividends           51,880        396,219
                                 ------------   ------------
Total issued                          601,555      4,863,905
Shares redeemed                      (719,080)    (4,944,260)
                                 ------------   ------------
Net decrease                         (117,525)  $    (80,355)
                                 ============   ============


5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $36,637,000, of which $11,724,000 expires in 2006 and $24,913,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Americas Income Fund, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1999, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 11, 2000
</AUDIT-REPORT>